UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 18, 2007
UROPLASTY, INC.
(Exact name of registrant as specified in charter)

000-20989 (Commission File No.)	41-1719250 (IRS Employer Identification No.)
Minnesota
(State or other jurisdiction of incorporation or organization)
5420 Feltl Road
Minnetonka, Minnesota 55343
(Address of principal executive offices)
952-426-6140
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name and Address)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On April 18, 2007, the company issued a press release regarding preliminary net sales results for the quarter and full fiscal year ended March 31, 2007. The press release summarizes the key matters discussed publicly during the company’s conference call (previously publicized in accordance with Regulation F-D) held on April 16, 2007.
Item 8.01 Other Events
     The press release described above also includes other business information regarding the company, including a description of strategic objectives for fiscal 2008 and net sales projections for fiscal 2008.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 18, 2007 (filed herewith, except as to the information included in such press release regarding unaudited net sales for the quarter and full fiscal year ended March 31, 2007, which information is furnished herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: April 18, 2007

Uroplasty, Inc.
By /s/ David B. Kaysen
David B. Kaysen, President and
Chief Executive Officer